UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 9, 2008

                                    CDEX INC.
                                    ---------
             (Exact name of registrant as specified in its charter)

              Nevada                     000-49845              52-2336836
              ------                     ---------              ----------
 (State or other jurisdiction of        (Commission          (I.R.S. Employer
  incorporation or organization)        File Number)        Identification No.)

            4555 South Palo Verde, Suite 123
                     Tucson, Arizona                               85714
                     ---------------                               -----
        (Address of principal executive offices)                 (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     CDEX Inc. (the "Company") held its Annual Meeting of Shareholders on April 9, 2008. The shareholders voted on proposals to elect directors to the Company's Board of Directors, to ratify the appointment of S.E. Clark and Co. as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2008 and to approve a proposed amendment to the Company's 2003 Stock Incentive Plan limiting the amount of stock that can be granted under the Company's Stock Incentive Plans to no more than 25% of the authorized shares of the Company.

     Each nominee for election to the Board was elected for a term specified in the proxy statement distributed in connection with the meeting (and listed in the table below) or until the director's successor is duly elected and qualified (or the director's earlier resignation, death or removal).

            ---------------------------------------------------------
              Name of Director                  Term of Service
              ----------------                  ---------------

            ---------------------------------------------------------
              Malcolm H. Philips, Jr.       2008-2011 (three years)
            ---------------------------------------------------------
              Timothy Shriver               2008-2010 (two years)
            ---------------------------------------------------------
              George Dials                  2008-2009 (one year)
            ---------------------------------------------------------
              Donald W. Strickland          2008-2009(one year)
            ---------------------------------------------------------
              Carmen J. Conicelli           2008-2011(three years)
            ---------------------------------------------------------


     The stockholders' vote also ratified the appointment of the independent auditor and approved the amendment to the 2003 Stock Incentive Plan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CDEX INC.


Date: April 28, 2008                     By:   /s/ Malcolm H. Philips, Jr.
                                               ---------------------------
                                               Malcolm H. Philips, Jr.,
                                               CEO and President